EXHIBIT 99.1

Talend Reports Third Quarter 2019 Financial Results

Record quarterly revenue of $62.6 million

Talend Cloud represented 49% of new ARR, up from 43% in the previous quarter

Redwood City, Calif., November 6, 2019 -  Talend (NASDAQ: TLND), a global leader in cloud data integration and data integrity, today announced financial results for the third quarter ended September 30, 2019.

Third Quarter 2019 Financial Results:

•	Annual Recurring Revenue (“ARR”) of $224.8 million, up 24% year-over-year or 27% on a constant currency basis
•	Talend Cloud represented 49% of new ARR and Talend Cloud revenues grew more than 100% year-over-year for the thirteenth consecutive quarter
•	Total revenue of $62.6 million, up 20% year-over-year
•	Subscription revenue of $55.1 million, up 24% year-over-year or 26% on a constant currency basis
•	GAAP operating loss of $13.1 million
•	Non-GAAP operating loss of $2.8 million
•	Dollar-based Net Expansion Rate of 114% on a constant currency basis

“We delivered another solid quarter with record revenue of $62.6 million for the third quarter of 2019,” said Mike Tuchen, Chief Executive Officer. “Our cloud business continued to build momentum as we grew our cloud customer count to over 2,000 and expanded the portion of new ARR coming from cloud to 49%. We continue to bolster our market position by delivering the latest integration tools to deliver data with speed and trust. We have expanded our relationships with cloud ecosystem partners to drive broader market adoption. Additionally, we strengthened our balance sheet through a successful convertible note offering, which will provide additional capital to make further investments in the cloud as the business continues to scale.”

Recent Business Highlights:

•	Announced the availability of Talend Cloud on Microsoft Azure
•	Unveiled a new offering to help automate the migration of on-premise data to a Snowflake cloud data warehouse
•	Launched a Cloud Accreditation Program for partners to increase the availability of skilled experts for cloud integration projects
•	Hosted successful Talend Connect user conferences in Paris and London showcasing customers using the cloud to transform their business

Financial Guidance, assuming similar business conditions and foreign exchange rates as of October  31st, 2019:

Fourth quarter of 2019:

•	Total revenue is expected to be in the range of $65.4 million to $66.4 million.
•	Non-GAAP loss from operations is expected to be in the range of $(4.5) million to $(3.5) million.
•	Non-GAAP net loss is expected to be in the range of $(6.8) million to $(5.8) million.
•	Non-GAAP net loss per share is expected to be in the range of $(0.22) to $(0.19).
•	This is based on a basic and diluted weighted average share count of 30.9 million shares.

Full year 2019:

•	Total revenue is expected to be in the range of $246.5 million to $247.5 million.
•	Non-GAAP loss from operations is expected to be in the range of $(22.6) million to $(21.6) million.
•	Non-GAAP net loss is expected to be in the range of $(25.4) million to $(24.4) million.
•	Non-GAAP net loss per share is expected to be in the range of $(0.83) to $(0.80).
•	This is based on a basic and diluted weighted average share count of 30.6 million shares.

Talend’s outlook assumes similar business conditions and foreign exchange rates as of October 31, 2019. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the future costs and expenses that the company adjusts for.

These statements are forward-looking and actual results may differ materially. Refer to the section under the heading “Forward-Looking Statements” below for information on the factors that could cause our actual results to differ materially. An explanation of non-GAAP financial measures and key business metrics is included below under the heading “Non-GAAP Financial Measures and Key Business Metrics”.

Conference Call Information:

Talend will host a conference call and live webcast for analysts and investors at 4:30 p.m. Eastern Time on November 6, 2019.

Parties in the United States and Canada can access the call by dialing (800)  367-2403, using conference code 7834434. International parties can access the call by dialing (334)  777-6978, using conference code 7834434.

The webcast will be accessible on Talend’s investor relations website at http://investor.talend.com for one year. A telephonic replay of the conference call will be available through November  11, 2019. To access the replay, parties in the United States and Canada should call (888) 203-1112 and enter conference code 7834434. International parties should call (719) 457-0820 and enter conference code 7834434.

Non-GAAP Financial Measures and Key Business Metrics:

Our condensed consolidated financial statements are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”). This press release contains financial measures that are not calculated in accordance with GAAP. Our management evaluates and makes operating decisions using various performance measures. In addition to our GAAP results, we also present non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP net loss, and non-GAAP net loss per share. These non-GAAP results should not be considered as an alternative to gross profit, operating expenses, operating loss, net loss, net loss per share, or any other performance measure derived in accordance with GAAP. We present these non-GAAP results because we consider them to be important supplemental measures of our performance. We have provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for our fiscal third quarter 2019 results included in this press release.

Our non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP net loss, and non-GAAP net loss per share are exclusive of certain items to facilitate management’s review of the comparability of our core operating results on a period to period basis because such items are not related to our ongoing core operating results as viewed by management. We define our “core operating results” as those revenues recorded in a particular period and the expenses incurred within that period that directly drive operating income in that period. Management uses these non-GAAP financial measures in making operating decisions because, in addition to providing meaningful supplemental information regarding operating performance, these measures give us a better understanding of how we should invest in research and development, fund infrastructure growth and evaluate the effectiveness of marketing strategies. In calculating the above non-GAAP results, management specifically adjusted for the following excluded items:

a)	Share-based compensation expense. We excluded from our non-GAAP results the expense related to equity-based compensation plans as they represent expenses that do not require cash settlement from us.
b)

Amortization of acquired intangible assets. We excluded from our non-GAAP results the intangible assets amortization expense resulting from our past acquisitions. These non-cash charges are not considered by management to reflect the core cash-generating performance of the business and therefore are excluded from our non-GAAP results.

c)

Transaction-related expenses. We excluded from our non-GAAP results the expenses which are related to recent acquisitions, debt discount and debt issuance costs. These expenses are unrelated to our ongoing operations and we do not expect them to occur in the ordinary course of business. We believe that excluding these transaction-related expenses provides more meaningful comparisons of the financial results to our historical operations and forward-looking guidance.

In addition, we calculate and present the following non-GAAP financial measures and key business metrics:

a)

Free cash flow is defined as net cash from (used in) operating activities less cash used in investing activities for acquisition of property and equipment. We believe the disclosure of free cash flow provides useful information to understanding and evaluating our core operating performance and trends.

b)

Subscription revenue growth on a constant currency basis represents subscription revenue adjusted to exclude foreign currency effects. Subscription revenue on a constant currency basis is calculated by applying the average monthly currency rates for each month in the comparative period to the corresponding month in the current period. We believe the disclosure of subscription revenue in constant currency provides useful supplementary information to investors considering potential significant fluctuations in currency rates.

c)

Annual recurring revenue (“ARR”) is defined as the annualized recurring value of all active contracts at the end of a reporting period. ARR includes subscriptions for use of installed software products and SaaS offerings, which includes Stitch, and excludes original equipment manufacturer ("OEM") sales. Both multi-year contracts and contracts with terms less than one year are annualized by dividing the total committed contract value by the number of months in the subscription term and then multiplying by twelve.

d)

Dollar-based net expansion rate is calculated by dividing our recurring customer revenue by our base revenue. We define base revenue as the subscription revenue we recognized from all customers during the four quarters ended one year prior to the date of measurement. We define our recurring customer revenue as the subscription revenue we recognized during the four quarters ended on the date of measurement from the same customer base included in our measure of base revenue, including revenue resulting from additional sales to those customers. The analysis excludes revenue derived from our OEM sales.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” ”would,” “likely,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our anticipated operating results for the 2019 fourth quarter and fiscal year, our expectations regarding our ability to continue to bolster our market position and our prospects for future growth. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to inherent risks, uncertainties and changes in circumstance that are difficult or impossible to predict. Consequently, you should not rely on these forward-looking statements. Actual outcomes and results may differ materially from those expressed or implied by these forward-looking statements as a result of such uncertainties, risks, and changes in circumstances, including, without limitation, risks and uncertainties related to our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products, including conversion of leads to sales; our ability to successfully transition to the cloud; the impact of the transition to cloud on our professional services revenue; our ability to retain and increase sales to existing customers and generate new customers; market demand for data integration solutions, particularly our cloud and on-premise big data integration solutions; interruptions or performance problems associated with our technology and infrastructure; competition from other products and services; the sufficiency of our cash and cash equivalents, to meet our cash needs; the unpredictability and length of our sales cycle; our ability to deliver high-quality customer support; any security incidents or breaches or perceptions of security incidents or breaches; our ability to hire, train, and retain highly skilled and qualified employees, including senior-level managers, engineers, and our ability to expand and train our sales force; the performance of our channel partners; our success in sustaining and expanding our international business; our ability to generate significant volumes of sales leads from digital marketing efforts; the seasonality of our business; our ability to protect our intellectual property, including trade secrets and copyrights; costs resulting from any claim of infringement or other violations by us of another party’s intellectual property rights; our ability to comply with government laws and regulations; natural and man-made disasters; and general market, political, economic and business conditions, including the fluctuation of foreign currency exchange rates and softening economic and uncertain geopolitical conditions in Europe.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, and the foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect our financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in our most recent filings with the Securities and Exchange Commission, including our most recent reports on Form 10-K filed with the SEC on February 28, 2019 and our most recently filed quarterly report on Form 10-Q. Our SEC filings are available on the Investor Relations section of our website at http://investor.talend.com and the SEC’s website at www.sec.gov. The forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not undertake, and specifically disclaim, any obligation to update any forward-looking statements provided to reflect any change in our expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law.

About Talend

Talend (NASDAQ: TLND), a leader in cloud data integration and data integrity, enables companies to transform by delivering trusted data at the speed of business. Talend Data Fabric offers a single suite of apps that shortens the time to trusted data by solving some of the most complex aspects of the data value chain. Users can collect data across systems, govern it to ensure proper use, transform it to new formats and improve quality, and share it with internal and external stakeholders.

Over 3,500 organizations across the globe choose Talend to rely on trusted data to make business decisions with confidence. Talend has been recognized as a leader in its field by leading analyst firms and industry publications including Forbes, InfoWorld and SD Times.

For more information, please visit www.talend.com and follow us on Twitter: @Talend.

Investor Contact:

Lisa Laukkanen or Lauren Sloane
The Blueshirt Group for Talend
ir@talend.com
415-217-2632

Media Contact:

Chris Taylor

Vice President, Corporate Communications

Ctaylor@Talend.com

650-268-502

TALEND S.A.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue
Subscriptions	$55,141	$44,631	$158,079	$126,444
Professional services	7,484	7,434	22,975	22,189
Total revenue	62,625	52,065	181,054	148,633
Cost of revenue
Subscriptions	7,976	5,756	23,782	16,683
Professional services	6,772	7,237	21,925	19,432
Total cost of revenue	14,748	12,993	45,707	36,115
Gross profit	47,877	39,072	135,347	112,518
Operating expenses
Sales and marketing	33,277	28,365	102,582	82,339
Research and development	15,552	9,930	46,987	29,801
General and administrative	12,163	10,179	34,191	28,791
Total operating expenses	60,992	48,474	183,760	140,931
Loss from operations	(13,115)	(9,402)	(48,413)	(28,413)
Other income (expense), net	(235)	132	(826)	341
Loss before benefit (provision) for income taxes	(13,350)	(9,270)	(49,239)	(28,072)
Benefit (provision) for income taxes	(9)	21	(48)	(31)
Net loss	$(13,359)	$(9,249)	$(49,287)	$(28,103)

Net loss per share attributable to ordinary shareholders:
Basic and diluted net loss per share	$(0.44)	$(0.31)	$(1.62)	$(0.94)

Weighted-average shares outstanding used to compute net loss per share attributable to ordinary shareholders:	30,648	29,964	30,453	29,750

TALEND S.A.
CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(in thousands, except per share data)
(unaudited)

	September 30,	December 31,
	2019	2018
ASSETS
Current assets:
Cash and cash equivalents *	$171,964	$34,104
Accounts receivable, net of allowance for doubtful accounts	51,890	67,531
Contract acquisition costs	10,317	9,563
Other current assets *	10,240	9,461
Total current assets	244,411	120,659
Non-current assets:
Contract acquisition costs	20,419	19,390
Operating lease right-of-use assets **	26,430	—
Property and equipment, net	5,669	6,335
Goodwill	49,599	49,659
Intangible assets, net	15,236	19,420
Other non-current assets	4,384	3,661
Total non-current assets	121,737	98,465
Total assets	$366,148	$219,124
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$6,206	$5,760
Accrued expenses and other current liabilities	32,218	36,475
Contract liabilities - deferred revenue, current ***	124,169	127,065
Operating lease liabilities, current **	4,264	—
Short-term debt	199	208
Total current liabilities	167,056	169,508
Non-current liabilities:
Deferred income taxes	469	469
Other non-current liabilities	966	950
Contract liabilities - deferred revenue, non-current ***	15,352	23,082
Operating lease liabilities, non-current **	23,636	—
Long-term debt	126,356	676
Total non-current liabilities	166,779	25,177
Total liabilities	333,835	194,685

STOCKHOLDERS' EQUITY
Ordinary shares, par value €0.08 per share; 30,782,240 and 30,158,374 shares authorized, issued and outstanding, respectively	3,185	3,128
Additional paid-in capital	300,954	244,878
Accumulated other comprehensive income	1,651	607
Other reserves	207	138
Accumulated losses	(273,684)	(224,312)
Total stockholders’ equity	32,313	24,439
Total liabilities and stockholders’ equity	$366,148	$219,124

(*) Balance as of December 31, 2018 has been revised to reflect an immaterial reclassification of restricted cash between cash and cash equivalents and other current assets.
(**) Effective January 1, 2019, the Company adopted ASC 842, Leases, using modified retrospective approach.

(***) Balance as of December 31, 2018 has been revised to reflect an immaterial reclassification of deferred revenue between short term and long term. This revision did not have any impact in any other financial statements for the periods presented.

TALEND S.A.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2019	2018
Cash flows from operating activities:
Net loss for the period	$(49,287)	$(28,103)
Adjustments to reconcile net loss to net cash (used in) from operating activities:
Depreciation	2,082	1,424
Amortization of intangible assets	3,974	1,475
Amortization of debt discount and issuance costs	411	—
Unrealized loss foreign exchange	34	160
Interest accrued	225	—
Share-based compensation	26,285	14,221
Changes in operating assets and liabilities:
Accounts receivable	14,908	9,092
Operating leases	40	—
Other assets	(6,424)	(3,257)
Accounts payable	1,871	(922)
Accrued expenses and other current liabilities	(2,927)	2,437
Contract liabilities - deferred revenue	(7,606)	2,869
Net cash used in operating activities	(16,414)	(604)
Cash flows from investing activities:
Acquisition of property and equipment	(2,064)	(2,906)
Net cash used in investing activities	(2,064)	(2,906)
Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs	149,145	—
Proceeds from issuance of ordinary shares related to exercise of stock awards	4,382	6,458
Proceeds from issuance of ordinary shares related to employee stock purchase plan	4,742	1,805
Repayment of borrowings	(117)	(189)
Net cash from financing activities	158,152	8,074
Net increase in cash and cash equivalents	139,674	4,564
Cash and cash equivalents at beginning of the period*	34,104	87,387
Effect of exchange rate changes on cash and cash equivalents	(1,814)	(1,852)
Cash and cash equivalents at end of the period	$171,964	$90,099

(*) Cash and cash equivalents balances as of December 31, 2018 and 2017 have been revised to reflect an immaterial reclassification of restricted cash between cash and cash equivalents and other current assets.

TALEND S.A.
GAAP to non-GAAP Reconciliation
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Reconciliation of GAAP gross profit to non-GAAP gross profit:
GAAP gross profit:	$47,877	$39,072	$135,347	$112,518

GAAP subscriptions gross profit:	$47,165	$38,875	$134,297	$109,761
Share-based compensation expense	773	433	2,301	925
Non-GAAP subscriptions gross profit	$47,938	$39,308	$136,598	$110,686

GAAP professional services gross profit:	$712	$197	$1,050	$2,757
Share-based compensation expense	472	327	1,602	614
Non-GAAP professional services gross profit	$1,184	$524	$2,652	$3,371

Non-GAAP gross profit:	$49,122	$39,832	$139,250	$114,057

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
GAAP operating expenses:	$(60,992)	$(48,474)	$(183,760)	$(140,931)

GAAP sales and marketing:	$(33,277)	$(28,365)	$(102,582)	$(82,339)
Share-based compensation expense	3,030	1,968	7,663	4,672
Non-GAAP sales and marketing	$(30,247)	$(26,397)	$(94,919)	$(77,667)

GAAP research and development:	$(15,552)	$(9,930)	$(46,987)	$(29,801)
Share-based compensation expense	2,680	1,500	8,098	4,042
Amortization of acquired intangible assets	907	356	2,736	1,156
Non-GAAP research and development	$(11,965)	$(8,074)	$(36,153)	$(24,603)

GAAP general and administrative:	$(12,163)	$(10,179)	$(34,191)	$(28,791)
Share-based compensation expense	2,084	1,277	6,621	3,968
Amortization of acquired intangible assets	412	100	1,238	309
Transaction related expenses	—	482	—	770
Non-GAAP general and administrative	$(9,667)	$(8,320)	$(26,332)	$(23,744)

Non-GAAP operating expenses:	$(51,879)	$(42,791)	$(157,404)	$(126,014)

TALEND S.A.
GAAP to non-GAAP Reconciliation
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Reconciliation of GAAP operating loss to non-GAAP operating loss:
GAAP operating loss:	$(13,115)	$(9,402)	$(48,413)	$(28,413)
Share-based compensation expense	9,039	5,505	26,285	14,221
Amortization of acquired intangible assets	1,319	456	3,974	1,465
Transaction related expenses	—	482	—	770
Non-GAAP operating loss:	$(2,757)	$(2,959)	$(18,154)	$(11,957)

Reconciliation of GAAP net loss to non-GAAP net loss:
GAAP net loss:	$(13,359)	$(9,249)	$(49,287)	$(28,103)
Share-based compensation expense	9,039	5,505	26,285	14,221
Amortization of acquired intangible assets	1,319	456	3,974	1,465
Transaction related expenses	411	482	411	770
Non-GAAP net loss:	$(2,590)	$(2,806)	$(18,617)	$(11,647)

GAAP and non-GAAP weighted-average shares outstanding	30,648	29,964	30,453	29,750

GAAP loss per share:	$(0.44)	$(0.31)	$(1.62)	$(0.94)
Non-GAAP loss per share:	$(0.08)	$(0.09)	$(0.61)	$(0.39)

Free cash flow:
Net cash used in operating activities	$(10,790)	$(5,093)	$(16,414)	$(604)
Less: Acquisition of property and equipment	520	1,558	2,064	2,906
Free cash flow	$(11,310)	$(6,651)	$(18,478)	$(3,510)

TALEND S.A.
Constant Currency Reconciliation
(in thousands)
(unaudited)

	Three Months Ended September 30,
Constant currency reconciliation:	2019	2018
Subscription revenue as reported	$55,141	$44,631
Conversion impact U.S. Dollar/other currencies	1,304	—
Subscription revenue on constant currency basis	$56,445	$44,631